Exhibit II

                             Joint Filing Agreement

           In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13G (including amendments thereto) with respect to the common stock, par value $0.01, of SEACOR Holdings Inc., a Delaware corporation and further agrees that this Joint Filing Agreement be included as an exhibit to such filings provided that, as contemplated by Section 13d-1(k)(1)(ii), no person shall be responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. This Joint Filing may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.

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NAUTILUS ACQUISITION, L.P.                              NAUTILUS INTERMEDIARY, L.P.

By:      NAUTILUS INTERMEDIARY L.P., its                By:      NAUTILUS AIV, L.P., its General Partner
         General Partner
                                                        By:      Nautilus GP, LLC, its managing general partner
By:      NAUTILUS AIV, L.P., its General Partner
                                                        By:      Turnham-Nautilus Holdings, LLC
By:      Nautilus GP, LLC, its managing general                  Class A Member and Authorized Signatory
         partner
                                                        By:       /s/ Robert C. Turnham, Jr.
                                                                  ----------------------------------------------
By:      Turnham-Nautilus Holdings, LLC                 Name:      Robert C. Turnham, Jr.
         Class A Member and Authorized Signatory        Title:     Member and Authorized Signatory

By:        /s/ Robert C. Turnham, Jr.
           ---------------------------------------      NAUTILUS AIV, L.P.
Name:      Robert C. Turnham, Jr.
Title:     Member and Authorized Signatory              By:      Nautilus GP, LLC, its managing general partner

                                                        By:      Turnham-Nautilus Holdings, LLC
NAUTILUS GP, LLC                                                 Class A Member and Authorized Signatory

By:      Turnham-Nautilus Holdings, LLC                 By:        /s/ Robert C. Turnham, Jr.
         Class A Member and Authorized Signatory                   -----------------------------------------------
                                                        Name:      Robert C. Turnham, Jr.
                                                        Title:     Member and Authorized Signatory
By:       /s/ Robert C. Turnham, Jr.
          -----------------------------------------
Name:      Robert C. Turnham, Jr.
Title:     Member and Authorized Signatory              CREDIT SUISSE FIRST BOSTON PRIVATE
                                                        EQUITY, INC.

CrEDIT SUISSE ON BEHALF OF THE CREDIT SUISSE FIRST      By:        /s/ Ivy B. Dodes
BOSTON BUSINESS UNIT                                               -------------------------------------------------
                                                        Name:      Ivy B. Dodes
                                                        Title:     Vice President
By:      /s/ Ivy B. Dodes
        --------------------------------------------
Name:    Ivy B. Dodes
Title:   Managing Director

MERKUR-NAUTILUS HOLDINGS, LLC

By:    /s/ Martin Merkur
       ---------------------------------------------
Name:   Martin Merkur
Title:  Member

/s/ Martin Merkur
----------------------------------------------------
Martin Merkur


TURNHAM-NAUTILUS HOLDINGS, LLC

By:      /s/ Robert C. Turnham, Jr.
        --------------------------------------------
Name:    Robert C. Turnham, Jr.
Title:   Member

/s/ Robert C. Turnham, Jr.
----------------------------------------------------
Robert C. Turnham, Jr.

/s/ W.M. Craig
----------------------------------------------------
W.M. Craig

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